VOTING AGREEMENT

     VOTING AGREEMENT, dated as of December 31, 1998 (this "Agreement"), by and among Universal American Financial Corp., a New York corporation (the "Company"), PennCorp Financial Group Inc., a Delaware corporation ("PennCorp"), Capital Z Financial Services Fund II, L.P., a Bermuda limited partnership ("Capital Z"), Richard A. Barasch ("Barasch") and the Persons listed on Schedule I hereof (together with Barasch, the "Security Holders").

     WHEREAS, the Security Holders are holders of (i) shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company, (ii) shares of Series B Convertible Preferred Stock, par value $1.00 per share (the "Series B Shares"), of the Company and/or (iii) shares of Series C Convertible Preferred Stock, par value $1.00 per share (the "Series C Shares" and, together with the Common Stock and the Series B Shares, and any shares of Common Stock issued upon conversion of the Series B Shares and Series C Shares, the "Voting Shares"), of the Company;

     WHEREAS, the Security Holders (other than Barasch) have executed in favor of and delivered to Barasch an unconditional and irrevocable proxy (the "Irrevocable Proxy"), a copy of which is attached as Exhibit A hereto, pursuant to which such holders have appointed Barasch their proxy to represent and vote the Voting Shares held by them of record as of the date hereof (as listed on Schedule I hereto) for and in the name, place and stead of such holders at any meeting of shareholders of the Company (or in any action taken by written consent in lieu of a meeting) held to approve, among other things, the Amendment (as defined below) and the UA Share Issuance (as defined below).

     WHEREAS, concurrently with the execution of this Agreement, the Company and Capital Z are entering into a purchase agreement for shares of Common Stock (the "UA Share Purchase Agreement"), a copy of which is attached as Exhibit B hereto, pursuant to which Capital Z will purchase and the Company will sell and issue to Capital Z an aggregate of 22,857,143 shares of Common Stock of the Company, subject to adjustment in accordance with Section 1.6 of the UA Share Purchase Agreement (the "UA Share Issuance");

     WHEREAS, the UA Share Issuance contemplated by the UA Share Purchase Agreement will require the Company to amend its Certificate of Incorporation in order to increase the number of authorized shares of Common Stock of the Company (the "Amendment"), which, in accordance with Section 803 of the Business Corporation Law of New York, requires the approval of a majority of the shareholders of the Company;

     WHEREAS, under Item 25(H) of subsection (c) of Section 4310 of the Marketplace Rules of The Nasdaq Stock Market, Inc., the UA Share Issuance requires the approval of a majority of the shareholders of the Company;

     WHEREAS, concurrently with the execution of this Agreement, the Company, PennCorp and certain subsidiaries of PennCorp are entering into a Purchase Agreement (the "PennCorp Purchase Agreement"), a copy of which is attached as Exhibit C hereto, pursuant to which the Company will acquire certain subsidiaries and assets of PennCorp (the "PennCorp Purchase"); and

     WHEREAS, in order to induce (i) Capital Z to enter into the UA Share Purchase Agreement and (ii) PennCorp to enter into the PennCorp Purchase Agreement, the Security Holders have agreed to enter into this Agreement with respect to the Voting Shares held by them.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                VOTING AGREEMENT

     Section 1.1 Voting Agreement. Barasch hereby irrevocably and unconditionally agrees that during the time that this Agreement is in effect, at any meeting of shareholders of the Company, however called, or, if in lieu of a meeting, shareholder action is taken by written consent, Barasch shall:

          (a) vote or cause to be voted, the Voting Shares (held by Barasch directly and pursuant to the Irrevocable Proxy) at the time of such meeting or the execution of such written consent, as the case may be, in favor of the Amendment and the UA Share Issuance;

          (b) vote or cause to be voted, the Voting Shares (held by Barasch directly and pursuant to the Irrevocable Proxy) at the time of such meeting or the execution of such written consent, as the case may be, against (i) approval of any proposal made in opposition to or in competition with the UA Share Issuance or the PennCorp Purchase, (ii) any change in the capital structure of the Company (other than the Amendment and the UA Share Issuance contemplated under the UA Share Purchase Agreement and the issuance of Common Stock to holders of the Series B Shares and the Series C Shares in connection with the conversion of such Series B Shares and Series C Shares) and (iii) any action or agreement that could impede, interfere with, delay, postpone or attempt to discourage the UA Share Issuance or the PennCorp Purchase or result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under this Agreement which is reasonably likely to result in any conditions to the Company's obligations under the UA Share Purchase Agreement or the PennCorp Purchase Agreement not being consummated; and

          (c) in the case of the Security Holders holding Series C-1 Convertible Preferred Stock of the Company (the "Series C-1 Shares"), vote or cause to be voted pursuant to the Irrevocable Proxy the Voting Shares at the time of such meeting or the execution of such written consent, as the case may be, in favor of the Amendment and the incurrence of indebtedness as contemplated in the PennCorp Purchase Agreement.

     Section 1.2 Other Agreement. Each of the Security Holders hereby irrevocably and unconditionally agrees that, after termination of the UA Share Purchase Agreement and for a period of two years thereafter (other than in the event that (i) the UA Share Purchase Agreement is terminated due to a breach by Capital Z of its obligations thereunder, (ii) the Company and Capital Z mutually agree not to consummate the transactions contemplated by the PennCorp Purchase Agreement or (iii) the Company is unable to consummate the transactions contemplated by the PennCorp Purchase Agreement as a result of the failure of or refusal by Capital Z to give consent pursuant to Section 4.15 of the UA Share Purchase Agreement), such Security Holder shall not without Capital Z's written consent directly or indirectly vote or cause to be voted, whether at a meeting held for such purpose or pursuant to shareholder action taken by written consent, in favor of any transaction contemplating or proposing the purchase or acquisition (by merger or otherwise) by the Company of any of the businesses or assets of PennCorp.

     Section 1.3 Acknowledgment. Capital Z and PennCorp hereby acknowledge that pursuant to the Second Restated Agreement of Limited Partnership of Barasch Associates Limited Partnership ("BALP"), dated as of September 30, 1990, as amended (the "BALP Agreement"), Barasch, as president of the general partner of BALP, has the authority to vote the Voting Shares held by BALP (some of which are beneficially owned by certain Security Holders); provided, further, that in such capacity Barasch would continue under certain circumstances to have the power to vote (by proxy or otherwise) such Voting Shares even after distribution of such Voting Shares to a Security Holder upon withdrawal by such Security Holder from BALP.

                                   ARTICLE II
             REPRESENTATIONS AND WARRANTIES OF THE SECURITY HOLDERS

     Each of the Security Holders hereby represents and warrants, severally and not jointly, to PennCorp and Capital Z as follows:

     Section 2.1 Right to Vote. Such Security Holder has all necessary legal power, authority and right to vote its Voting Shares in favor of the approval and adoption of the Amendment and the UA Share Issuance without the consent or approval of, or any other action on the part of, any other person or entity. Except for the Irrevocable Proxy and the BALP Agreement, such Security Holder has not entered into any voting agreement with any person or entity with respect to any Voting Shares, granted any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any Voting Shares, deposited any Voting Shares in a voting trust or entered into any arrangement or agreement with any person or entity limiting or affecting such Security Holder's legal power, authority or right to vote its Voting Shares in favor of the approval and adoption of the Amendment and the UA Share Issuance.

     Section 2.2 Authority Relative to This Agreement. Such Security Holder has all necessary legal power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Where such Security Holder is a corporation, partnership or a trust entity, the execution and delivery of this Agreement by such Security Holder and the consummation by such Security Holder of its obligations hereunder have been duly and validly authorized by the board of directors or other governing body of such Security Holder, and no other proceedings on the part of such Security Holder are necessary to authorize this Agreement or to consummate such transactions. This Agreement has been duly and validly executed and delivered by such Security Holder and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of such Security Holder, enforceable against such Security Holder in accordance with its terms except to the extent enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by general principles governing the availability of equitable remedies.

     Section 2.3 No Conflict. (a) The execution and delivery of this Agreement by such Security Holder does not, and the performance of this Agreement by such Security Holder shall not, (i) where such Security Holder is a corporation, partnership or trust entity, conflict with or violate the organizational documents of such Security Holder, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such Security Holder or by which the Voting Shares are bound or affected or (iii) result in any breach of or constitute a default (or an event that with notice or lapse or time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Voting Shares pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Security Holder is a party or by which such Security Holder or the Voting Shares are bound or affected, except, in the case of clauses (ii) and (iii) of this Section 2.3, for any such conflicts, violations, breaches, defaults or other occurrences which would not impair or affect such Security Holder's ability to cast all of its, his or her votes in favor of the Amendment and the UA Share Issuance or prevent or delay the performance by such Security Holder of its obligations under this Agreement.

          (b) The execution and delivery of this Agreement by such Security Holder does not, and the performance of this Agreement by such Security Holders shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, and except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by such Security Holder of its obligations under this Agreement.

     Section 2.4 Title to the Voting Shares. As of the date hereof, such Security Holder is the record and/or beneficial owner, as the case may be, of the Voting Shares listed opposite the name of such Security Holder on Schedule I hereto. The Voting Shares listed opposite the name of such Security Holder on
Schedule I hereto are all the Voting Shares owned, either of record or beneficially, by such Security Holder. The Voting Shares are and will be owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, limitations on such Security Holder's voting rights, charges and other encumbrances of any nature whatsoever, except for the Irrevocable Proxy, the BALP Agreement and as provided in shareholders agreements (in each case, none of which prevent or impair the performance by such Security Holder of the obligations under this Agreement).

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Section 3.1 Voting Shares. As of the date hereof, the Voting Shares held by each Security Holder (as listed opposite the name of such Security Holder on Schedule I hereto) represent the percentage of the total voting power of the Company's capital stock listed opposite the name of such Security Holder on
Schedule I hereto, and during the time this Agreement is in effect, the aggregate voting power of the Company's capital stock held by all such Security Holders will equal at least 51% of the total voting power of the Company's capital stock.

     Section 3.2 Requisite Vote. The Certificate of Incorporation and Bylaws of the Company provide that a vote of a majority of the total voting power of the Company's capital stock, together with a vote of a majority of the Series C-1 Shares, is sufficient to approve the Amendment and the UA Share Issuance. The signatories to the Irrevocable Proxy constitute at least 51% of the holders of the Series C-1 Shares.

                                   ARTICLE IV
                        COVENANTS OF THE SECURITY HOLDERS

     Section 4.1 No Inconsistent Agreement. From and after the date hereof, each Security Holder hereby covenants and agrees that, other than as contemplated by this Agreement, it will not, directly or indirectly, commit any act that could restrict or otherwise affect, and will not enter into any voting agreement with any other person or entity with respect to its Voting Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to its Voting Shares, deposit any of its Voting Shares in a voting trust or otherwise enter into any agreement or arrangement limiting or affecting such Security Holder's legal power, authority and right to vote its Voting Shares in favor of the approval and adoption of the Amendment and the UA Share Issuance.

     Section 4.2 Transfer of Title. Without limiting the rights of the holders of the Series B Shares and Series C Shares to convert their Series B Shares or Series C Shares into shares of Common Stock, each of the Security Holders hereby covenants and agrees that such Security Holder shall not, directly or indirectly, sell, encumber, suffer a lien to exist upon, convey or transfer record or beneficial ownership of any of the Voting Shares (other than pursuant to the Irrevocable Proxy) unless the transferee agrees in writing to be bound in all respects by the terms and conditions of this Agreement.

                                    ARTICLE V
                                  MISCELLANEOUS

     Section 5.1 Amendments; Termination. (a) This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written instrument executed by the parties hereto.

          (b) Except with respect to the obligation specified in Section 1.2, which shall terminate upon the expiration of the 2-year period specified therein (unless Capital Z fails to consummate the UA Share Issuance when all conditions to Capital Z's obligation to close under the UA Share Purchase Agreement have been satisfied in which event the obligation in
     Section 1.2 shall terminate
     immediately), the provisions of this Agreement shall terminate upon the earliest to occur of (i) the consummation of the UA Share Issuance and the PennCorp Purchase, (ii) the termination of the UA Share Purchase Agreement or (iii) the termination of the PennCorp Purchase Agreement; provided, that if the events contemplated in (ii) or (iii) above occur as a result of a breach by Barasch of any of his obligations under this Agreement, the Company, without offset or defense, shall be solely responsible for, and will indemnify and hold harmless Capital Z from and against any and all liabilities arising under the PennCorp Purchase Agreement and will reimburse Capital Z for all costs and expenses incurred by it in connection with the transactions contemplated by the UA Share Purchase Agreement and the PennCorp Purchase Agreement.

     Section 5.2 Additional Shares. If, after the date hereof, the Security Holders acquire beneficial ownership of any Voting Shares ("Additional Shares"), including, without limitation, upon exercise of any option, warrant or right to acquire Voting Shares or through any stock dividend or stock split, the provisions of this Agreement applicable to Voting Shares shall be applicable to such Additional Shares as if such Additional Shares had been Voting Shares as of the date hereof. The provisions of the immediately preceding sentence shall be effective with respect to Additional Shares without action by any person or entity immediately upon the acquisition by the Security Holders of beneficial ownership of such Additional Shares.

     Section 5.3 Unavailability of Barasch. The Security Holders have also executed the Irrevocable Proxy in favor of Bertram Harnett ("Harnett"). If Barasch is unable to perform his obligations under Section 1.1 of this Agreement, all such obligations will be performed by Harnett.

     Section 5.4 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

     Section 5.5 Further Assurances. Each of the Security Holders will execute and deliver or cause to be executed and delivered all further documents and instruments as may be reasonably necessary in order to consummate the transactions contemplated hereby.

     Section 5.6 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     Section 5.7 Action in Security Holder Capacity Only. Each of the Security Holders makes no agreement or understanding herein as director or officer of the Company. Each of the Security Holders signs solely in his, her or its capacity, as the case may be, as a recordholder and/or beneficial owner, as the case may be, of the Voting Shares of such Security Holder, and nothing herein shall limit or affect any action taken in his, her or its capacity, as the case may be, as an officer or director of the Company.

     Section 5.8 Entire Agreement. This Agreement constitutes the entire agreement of the Security Holders with the Company, Capital Z and PennCorp with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral.

     Section 5.9 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party.

     Section 5.10 Limited Liability of Partners. Notwithstanding any other provision of this Agreement, in the case of any Security Holder which is a partnership, neither the limited partners, nor any future limited partner therein, shall have any personal liability for performance of any obligation of such Security Holder under this Agreement.

     Section 5.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS TO BE PERFORMED WITHIN THE STATE.

     Section 5.12 Notice. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been made or given or made if in writing and delivered personally, sent by commercial carrier or registered or certified mail (postage prepaid, return receipt requested) or transmitted by facsimile with automated receipt confirmation to the parties as follows:

          (i) if to the Company or to Capital Z, to the addresses for notices set forth in the UA Share Purchase Agreement;


          (ii) if to PennCorp, to the address for notices set forth in the PennCorp Purchase Agreement; and

          (iii) if to any Security Holder, to the address listed opposite the name of such Security Holder on Schedule II hereof.

                  Section 5.13 Counterparts. This Agreement may be executed in counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company, PennCorp, Capital Z and the Security Holders have caused this Agreement to be duly executed on the date hereof.


                            UNIVERSAL AMERICAN FINANCIAL CORP.

                            By: /s/ RICHARD A. BARASCH
                                ------------------------------------
                                Name:   Richard A. Barasch
                                Title:  President


                            PENNCORP FINANCIAL GROUP, INC.

                            By: /s/ SCOTT D. SILVERMAN
                                ------------------------------------
                                Name:   Scott D. Silverman
                                Title:  E.V.P.


                            CAPITAL Z FINANCIAL SERVICES FUND II, L.P.

                            By: Capital Z Partners, L.P., its General Partner

                            By: Capital Z Partners Ltd., its General Partner

                            By:  /s/ BRADLEY COOPER
                                 -----------------------------------
                                 Name:  Bradley Cooper
                                 Title: Partner


                            WAND/UNIVERSAL INVESTMENTS L.P. I

                            By: Wand (Universal) Inc., its General Partner

                            By:  /s/ DAVID J. CALLARD
                                 -----------------------------------
                                 Name:  David J. Callard
                                 Title: President

                            WAND/UNIVERSAL INVESTMENTS L.P. II

                            By: Wand (Universal) Inc., its General Partner

                            By:  /s/ DAVID J. CALLARD
                                 -----------------------------------
                                 Name:  David J. Callard
                                 Title: President


                             AAM CAPITAL FINANCIAL PARTNERS, L.P.

                             By:  AAM Partners, L.P., general partner

                             By:  AAM Investment Banking
                                  Group, Ltd., general partner

                             By:  Veed Corp., general partner

                             By: /s/ RICHARD A. VEED
                                 -----------------------------------
                                 Name:  Richard A. Veed
                                 Title: President


                             UAFC, L.P.

                             By:  VWA, L.L.C., general partner

                             By:  Veed Corp., managing member

                             By: /s/ RICHARD A. VEED
                                 -----------------------------------
                                 Name:  Richard A. Veed
                                 Title: President


                                    /s/ RICHARD A. BARASCH
                             ----------------------------------------
                                      Richard A. Barasch


                                     /s/ RENEE P. BARASCH
                             ----------------------------------------
                                       Renee P. Barasch

                                      /s/ MARVIN BARASCH
                             ----------------------------------------
                                        Marvin Barasch


                                    /s/ PHYLLIS P. BARASCH
                             ----------------------------------------
                                      Phyllis P. Barasch


                                   /s/ MICHAEL A. BARASCH
                             ----------------------------------------
                                     Michael A. Barasch


                                    /s/ ROBERT F. WRIGHT
                            ----------------------------------------
                                      Robert F. Wright


                                     /s/ GARY W. BRYANT
                            ----------------------------------------
                                       Gary W. Bryant


                                    /s/ ROBERT A. WAEGELEIN
                            ----------------------------------------
                                      Robert A. Waegelein


                                     /s/ WILLIAM E. WEHNER, JR.
                            ----------------------------------------
                                       William E. Wehner, Jr.


                                         /s/ DONNA WEHNER
                            ----------------------------------------
                                           Donna Wehner


                                       /s/ BERTRAM HARNETT
                            ----------------------------------------
                                         Bertram Harnett



                            ----------------------------------------
                                         David F. Bolger


                                        /s/ HELEN BARASCH
                            ----------------------------------------
                                          Helen Barasch

                             Barasch Associates Limited Partnership

                             By:      NMRB Corp.

                             By:        /s/ RICHARD A. BARASCH
                               --------------------------------------
                               Name:    Richard A. Barasch
                               Title:


                             Wehner Family LTD Partnership

                             By:        /s/ WILLIAM E. WEHNER, JR.
                               --------------------------------------
                               Name:    William E. Wehner, Jr.
                               Title:   General Partner


                             Norman Barasch Trust #1 UTA Dated 11/2/94

                             By:        /s/ RICHARD A. BARASCH
                               ---------------------------------------
                               Name:    Richard A. Barasch
                               Title:   Trustee


                             Richard A. Barasch C/F Benjamin P. Barasch
                               UGMA NY

                             By:      /s/ RICHARD A. BARASCH
                               ----------------------------------------
                               Name:  Richard A. Barasch
                               Title: Authorized Signatory


                             Richard A. Barasch C/F Emily P. Barasch
                               UGMA NY

                             By:       /s/ RICHARD A. BARASCH
                               ----------------------------------------
                               Name:   Richard A. Barasch
                               Title:  Authorized Signatory

                             Bear Stearns Master Defined Benefit Money
                             Purchase Plan, Bear Stearns Cust. for Michael Barasch # 054-01191-1-2-092

                             By:       /s/ MICHAEL A. BARASCH
                               ----------------------------------------
                               Name:   Michael A. Barasch
                               Title:


                             David F. Bolger Third Amended and Restated
                               Revocable Trust, dated March 20, 1987

                             By:_______________________________________
                               Name:
                               Title:  Trustee


                             Robert Norman Barasch c/o Michael Barasch
                                Cust.

                             By:       /s/ MICHAEL A. BARASCH
                               ----------------------------------------
                               Name:   Michael A. Barasch
                               Title:


                             Michael Barasch & Candice Barasch JT Ten.

                             By:       /s/ MICHAEL A. BARASCH
                               ----------------------------------------
                               Name:   Michael A. Barasch
                               Title:


                             Robert F. Wright Associates Inc.

                             By:       /s/ Robert F. Wright
                               ----------------------------------------
                                Name:  Robert F. Wright
                                Title: President

                             Universal Holding Corp. 401(k) Savings Plan

                             By:      /s/ RICHARD A. BARASCH
                               ----------------------------------------
                               Name:  Richard A. Barasch
                               Title: Trustee


                             By:       /s/ ROBERT A. WAEGELEIN, JR.
                               ----------------------------------------
                               Name:   Robert A. Waegelein, Jr.
                               Title:  Trustee


                             By:      /s/ WILLIAM E. WEHNER, JR.
                               ----------------------------------------
                               Name:  William E. Wehner, Jr.
                               Title: Trustee


                              NMRB Corp.

                             By:      /s/ RICHARD A. BARASCH
                               ----------------------------------------
                               Name:  Richard A. Barasch
                               Title: President


                              Barasch Trust f.b.o. Harnett Family

                             By:      /s/ RICHARD A. BARASCH
                               ----------------------------------------
                               Name:  Richard A. Barasch
                               Title: Trustee


                             Tara Acquisition LLC

                             By:       /s/ RICHARD A. BARASCH
                               ----------------------------------------
                               Name:   Richard A. Barasch
                               Title:  Member


                                                Schedule I

                                                                                                                Non-BALP
                     Security Holder                           Voting Shares              Percentage            Percentage*
                     ---------------                           -------------              ----------            -----------
Barasch Associates Limited Partnership                            1,487,268                  13.12%                0.00%
AAM Capital Financial Partners, L.P./UAFC, L.P.                   1,010,526                   8.92                 8.92

WAND/Universal Investments L.P. I/                                1,777,777                  15.68                15.68
WAND/Universal Investments L.P. II

Richard A. Barasch                                                  329,330                   2.91                 3.35

Renee P. Barasch                                                     83,784                    .74                 2.22

Marvin Barasch                                                       58,500                    .52                 2.89

Phyllis Barasch                                                     107,632                    .95                 1.29

Michael A. Barasch                                                   65,053                    .57                 1.02

Robert Wright                                                       191,947                   1.69                 2.58

Gary Bryant                                                         183,171                   1.62                 1.62

Robert A. Waegelein                                                 112,330                    .99                  .99

William E. Wehner, Jr./Donna Wehner                                 352,490                   3.11                 3.11

Bertram Harnett                                                      57,105                    .50                  .66

Norman Barasch Trust #1 UTA Dated 11/2/94                            66,444                    .59                 2.62

Richard A. Barasch C/F Benjamin P. Barasch UGMA NY                   29,831                    .26                  .26

Richard A. Barasch C/F Emily P. Barasch                              34,775                    .31                  .31
UGMA NY

Universal Holdings Corp. 401(k) Savings Plan                        290,354                   2.56                 2.56

NMRB Corp.                                                                0                      0                  .61

Barasch Trust f.b.o Bertram Harnett                                       0                      0                  .44

Tara Acquisition LLC                                                  8,421                    .07                  .07

Helen Barasch                                                        61,553                    .54                  .98

Total                                                             6,308,291                  55.65%               52.18%

* This column reports the total voting percentage of the Company's capital stock if held by each Security Holder as if BALP were dissolved.

                                   Schedule II

       Security Holder                              Address for Notices
       ---------------                              -------------------
Barasch Associates Limited Partnership     NMRB Corp.
                                           c/o Harnett Lesnick & Ripps, P.A.
                                           7251 West Palmetto Park Rd.
                                           Boca Raton, FL  33433

AAM Capital Partners, L.P./UAFC, L.P.      AAM Capital Partners, L.P.
                                           30 North LaSalle Street
                                           35th Floor
                                           Chicago IL 60602
                                           Attention: Richard A. Veed

                                           with a copy to:

                                           Katten Muchin & Zavis
                                           525 West Monroe Street
                                           Suite 1600
                                           Chicago, IL 60661-3693
                                           Attention: Michael P. Goldman, Esq.

Wand/Universal Investments L.P.            WAND/Universal Investments L.P. I and
I/WAND/Universal Investments L.P. II       WAND/Universal Investments L.P. II
                                           630 Fifth Avenue, Suite 2435
                                           New York, NY 10111
                                           Attention: David Callard

Richard A. Barasch*

Renee P. Barasch*

Marvin Barasch*

Phyllis Barasch*

Michael A. Barasch*

Robert Wright*

Gary Bryant*

Robert A. Waegelein*

William E. Wehner, Jr./Donna Wehner*

Bertram Harnett*

Norman Barasch Trust #1 UTA Dated 11/2/94*

Richard A. Barasch C/F Benjamin P. Barasch*
UGMA NY

Richard A. Barasch C/F Emily P. Barasch*
UGMA NY

Universal Holding Corp. 401(k) Savings Plan*

NMRB Corp.*

Barasch Trust f.b.o. Bertram Harnett*

Tara Acquisition LLC*

Helen Barasch*

* If to any of these Security Holders, to the address furnished by such holder to the Company in writing in the manner set forth herein, or, until any such other holder so furnishes to the Company another address, then to and at the address of the last holder of such securities who has furnished an address to the Company.